EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity	EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 800 Westchester Avenue, Suite 641N Rye Brook, New York 10573

Supplement Dated August 6, 2014
To Current Prospectus

Important Information about

FRANKLIN LARGE CAP VALUE VIP

Effective August 6, 2014, the Franklin Large Cap Value VIP Subaccount will no longer accept new investments or additional investments from existing Contract Owners.

Please Retain This Supplement For Future Reference